                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                           ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 30, 1998



                                  DynaGen, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                           001-11835                         33-0659916
     (State or other jurisdiction               (Commission                      (IRS Employer
   of incorporation or organization)            File Number)                   Identification No.)

                     840 Memorial Drive, Cambridge, MA 02139
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 491-2527


          (Former Name or Former Address, if Changed Since Last Report)




                                Page 1 OF 3 Pages
                         Exhibit Index Located on Page 3

ITEM 5.  OTHER EVENTS

         Dynagen, Inc. (the "Company") hereby amends in its entirety the discussion under Item 1 of its Registration Statement on Form 8-A filed August 19, 1992 under the Securities Exchange Act of 1934, as amended. The Company's "Description of Capital Stock" is set forth as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      Exhibits.

Exhibit number             Description

99.1                       Description of Capital Stock


                                      Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      DYNAGEN, INC.

                                      /s/ Dhananjay G. Wadekar
                                      _______________________________
Date: September 30, 1998              Dhananjay G. Wadekar

                                      Executive Vice President

                                  Exhibit Index



Exhibit
Number                              Description

  99.1                              Description of Capital Stock